UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Charter Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
CHARTER COMMUNICATIONS, INC. 2024 Annual Meeting Vote by April 22, 2024 11:59 PM ET. For shares held in a Plan, vote by April 19, 2024 11:59 PM ET.

CHARTER COMMUNICATIONS, INC. 400 WASHINGTON BLVD. STAMFORD, CT 06902

V31580-P04612-Z86853

You invested in CHARTER COMMUNICATIONS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 23, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by submitting a request prior to April 9, 2024. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board Recommends
Voting Items

1.	Election of Directors

Nominees:

1a.	Eric L. Zinterhofer	For

1b.	W. Lance Conn	For

1c.	Kim C. Goodman	For

1d.	Gregory B. Maffei	For

1e.	John D. Markley, Jr.	For

1f.	David C. Merritt	For

1g.	James E. Meyer	For

1h.	Steven A. Miron	For

1i.	Balan Nair	For

1j.	Michael A. Newhouse	For

1k.	Mauricio Ramos	For

1l.	Carolyn J. Slaski	For

1m.	Christopher L. Winfrey	For

2.	Approval of the amendment increasing the number of shares in the Company’s 2019 Stock Incentive Plan.	For

3.	Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For

4.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024.	For

5.	Stockholder proposal regarding lobbying activities.	Against

6.	Stockholder proposal regarding political expenditures report.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof in accordance with Charter’s bylaws.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

                 V31581-P04612-Z86853